May 1, 2024
Pioneer Equity Income Fund
Supplement to the Summary Prospectus dated March 1, 2024
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John Arege, Managing Director and Director of
Large Cap Value, US of Amundi US (portfolio
manager of the fund since May 2023); and
Sammi Truong, Vice President of Amundi US
(portfolio manager of the fund since 2018)

33710-00-0524
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC